July 29, 2011

Second Quarter 2011 Review

Peter S. Kraus
Chairman & Chief Executive Officer

David A. Steyn
Chief Operating Officer

Edward J. Farrell
Interim Chief Financial Officer & Controller

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this news release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2010 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded***: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our belief that our long-term strategy is the right one and will ultimately drive stronger performance, flows and operating results***: Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may significantly hinder our ability to execute on our strategy. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The degree to which the $89.6 million real estate charge we recorded during the third quarter of 2010 will reduce occupancy costs on existing real estate in 2011 and subsequent years:*** The charge we recorded during the third quarter and our estimates of reduced occupancy costs in future years are based on existing sub-leases, as well as our current assumptions of when we can sub-lease the remaining space and current market rental rates, which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to take an additional charge and/or our estimated occupancy cost reductions may be less than we currently anticipate.

- ***Our intention to continue to engage in open market purchases of Holding Units, from time to time, to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including fluctuation in the price of a Holding Unit.

Peter S. Kraus

Chairman & Chief Executive Officer

Positioning AllianceBernstein for Long Term Success

Firmwide Initiatives:

- Improve investment performance and restore client confidence
- Diversify our business across channels, investment services and geographies
- Develop innovative new products and services to meet clients' evolving needs
- Achieve greater operating leverage and better financial results

2Q 2011 Accomplishments

- **Performance:**
  - Top 5 manager of global Fixed Income mandates, with continued outperformance
  - Ongoing strength in diverse Equity services – US Small and SMID Cap, Japan Strategic Value, Global REITs
  - Top-performing new product launches
- **Globalization and Diversification:**
  - Grew our European distribution platform
  - Continued non-US sales momentum in Fixed Income
  - Added new sell side talent in Asia
- **Innovative new products and services:**
  - Funded two new CRS mandates worth $1.2 billion – major UK win just announced as well
  - Added three of the nation's top insurers as DAA Variable Annuity clients – now have five of the top 20
  - Real Asset Strategy instrumental in $500 million Institutional mandate win – a channel sweep
- **Financial and operating performance:**
  - Managing staff through selective reductions and meritocratic pay and review processes
  - Ongoing progress in key rationalization initiatives in occupancy and G&A

Momentum across services



Dec-08 – Jun-11
Change in AUM
(US $ Billions)
51.0
23.2
18.5
8.4
Fixed Income
Equities ex-Large Cap*
Asset Allocation
Alternatives



Dec-08 – Jun-11
Change in AFB
(US $ Millions)
267.5
68.7
86.3
5.2
Fixed Income
Equities ex-Large Cap*
Asset Allocation
Alternatives

*Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

Recent growth offsetting contraction

Dec-08 – Jun-11
Change in AUM
(US $ Billions)


101.1
(88.9)
New and Growing Services*
Core US, Global & Non-US Large Cap Equity

Dec-08 – Jun-11
Change in AFB
(US $ Millions)


427.7
(342.6)
New and Growing Services*
Core US, Global & Non-US Large Cap Equity

*Includes: Fixed Income, Equities ex-Large Cap, Asset Allocation, Alternatives, and Index

Evolution of AUM and AFB

Dec-08: $221 Billion
49% of Firm Total

AUM
($ in Billions)

Jun-11: $322 Billion
70% of Firm Total



Fixed Income
$157
$40
Equities ex-Large Cap*
$19
Asset Allocation
$5 Alternatives

Large Cap Equities: $228 B

46% Growth



Fixed Income
$208
$64
Equities ex-Large Cap*
$37
Asset Allocation
$13 Alternatives

Large Cap Equities: $139 B

Dec-08: $703 Million
36% of Firm Total

AFB
($ in Millions)

Jun-11: $1.1 Billion
56% of Firm Total



Fixed Income
$411
$163
Equities ex-Large Cap*
$97
Asset Allocation
$32 Alternatives

Large Cap Equities: $1.2 B

61% Growth



Fixed Income
$679
$232
Equities ex-Large Cap*
$183
Asset Allocation
$37 Alternatives

Large Cap Equities: $898 MM

*Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

Core Equity Services – Ongoing Initiatives to Strengthen our Platform

- **Properly sized the platform**
  - Significantly reduced headcount
  - Scaled down to core focus – exited certain ancillary services like Venture Capital
  - Cut discretionary spending – e.g., T&E, market data services
- **Improved Investment Processes**
  - Value
    - Reorganized fundamental research to gain efficiencies and increase accountability
    - Implemented Adaptive Quantitative Tools
    - Improved risk management processes
  - Growth
    - Clarified roles and responsibilities and improved efficiency of research coverage
    - Combined Global and International research portfolio management and reconfigured sectors
    - Brought in senior talent to reinvigorate key services – eg, international large cap, technology
- **Making select investments in our future**
  - Launching extensions of our existing capabilities – eg, International SMID as institutional and retail service
  - Launched Equity Income business – objective is to deliver higher yield than the market
  - R&D underway on new services we expect to begin launching in the Fall

David A. Steyn

Chief Operating Officer

Assets Under Management: Second Quarter 2011

In US $ Billions



End of Period AUM
$461
$477
2Q:11
1Q:11
$461
$448
2Q:11
2Q:10
Average AUM
$474
$481
2Q:11
1Q:11
$474
$472
2Q:11
2Q:10
Gross Sales
$14
$16
2Q:11
1Q:11
$14
$19
2Q:11
2Q:10
Net Flows
2Q:11
1Q:11
$(20)
$(14)
2Q:11
2Q:10
$(20)
$(5)

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
8.1
8.6
2.1
(0.9)
(0.1)
(3.7)
(2.2)
(9.5)
(11.8)
4.2
7.3
1.6
(0.5)
(3.2)
(2.1)
(11.9)
(10.5)
(16.1)
3.5
6.7
1.9
(0.9)
(6.0)
(2.8)
(12.7)
(22.4)
(25.9)
5.2
8.2
2.3
(0.8)
(0.7)
(3.0)
(12.9)
(9.0)
(18.1)
3.7
8.5
1.5
(2.6)
(2.0)
(4.1)
(14.9)
(10.5)
(18.6)
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.

	2Q 10	3Q 10	4Q 10	1Q 11	2Q 11
Net Totals:	$(4.7)	$(15.6)	$(29.3)	$(14.4)	$(19.5)

Institutional Flows



Gross Sales
Gross Redemptions
Net Flows
8.1
4.2
3.5
5.2
3.7
(3.7)
(11.9)
(22.4)
(12.9)
(14.9)
(11.8)
(16.1)
(25.9)
(18.1)
(18.6)
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11

Institutional Highlights

Growing Pipeline…



$4.0B
$6.2B
End 1Q11
End 2Q11

With 2Q Wins Across Diverse Strategies

- $1.9B CRS Mandate
- $700MM Emerging Markets Fixed Income
- $400MM Real Asset Strategies
- $185MM Global Bond Allocation
- $120MM Real Estate Opportunities

Momentum Continues in Fixed Income…

2Q Fixed Income Sales Highlights:

Asia ex Japan	$580MM
Japan	$570MM
Australia/New Zealand	$190MM
United Kingdom/Ireland	$115MM

And Customized Retirement Strategies (AUM $B)



$4
$7
$9
$11
$13
2008
2009
2010
1Q11
2Q11

Ongoing Outperformance in Fixed Income

Fixed Income Relative Composite Performance

	as of 6/30/2011		
Product	1 Year	3 Year	5 Year
US Strategic Core Plus (USD)	2.7	2.0	0.9
US Core (USD)	0.7	1.9	0.8
US High Yield Composite (USD)	1.6	1.4	0.4
Global Plus Hedged to USD (USD)	3.5	2.3	1.6
Global Fixed Income (USD)	2.0	1.8	1.6
Global Credit (GBP)	2.2	1.3	0.5
Diversified Yield (USD)	5.6	2.8	1.2
Diversified Yield Plus (GBP)	4.7	2.3	N/A
Emerging Markets Debt (USD)	2.8	3.1	2.5
Canada Core Plus Advanced (CAD)	5.1	2.8	1.6
UK Core Plus (GBP)	2.0	1.4	1.1

Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.

Diverse Pockets of Strength in Equities

Equities Relative Composite Performance

Product	as of 6/30/2011 1 Year	3 Year	5 Year
Value:			
US Small Cap Value (USD)	6.5	6.2	4.7
US Small/Mid Cap Value (USD)	0.5	2.0	2.9
Japan Strategic Value (JPY)	3.9	1.0	1.6
Special Equities:			
US Thematic Research (USD)	9.5	2.8	1.2
Global Thematic Research (USD)	0.8	N/A	N/A
US Relative Value (USD)	6.1	0.4	1.0
Global REIT (USD)	1.9	1.9	1.8
Growth			
US Small/Mid Cap Growth (USD)	17.2	6.5	4.5
US Small Cap Growth (USD)	14.9	4.6	3.1
Blend:			
US SMID Style Blend (USD)	10.0	5.0	3.9

Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.

Institutional Equities: Strong Premiums Since the Market Bottom

Cumulative Returns vs. Peers Since the Market Bottom

Percentage Returns: February 28, 2009, through June 30, 2011



AllianceBernstein
eVestment Peer Group*
92
88
169
128
142
125
115
87
100
90
85
85
165
147
Strategic Value
SMID Cap Growth
SMID Cap Value
Global Thematic Research
Global Strategic Value
International Strategic Value
Emerging Markets Value

	Strategic Value	SMID Cap Growth	SMID Cap Value	Global Thematic Research	Global Strategic Value	International Strategic Value	Emerging Markets Value
%tile:	37th	6th	20th	16th	26th	51st	26th
Peer Universe:	US Large Cap Value Equity	US Small-Mid Cap Growth Equity	US Small-Mid Cap Value Equity	Global All Cap Growth Equity	Global Large Cap Value Equity	EAFE Large Cap Value Equity	Emerging Markets Equity

Performance is gross of fees.
*Representative of median return of eVesment peer universe on July 21, 2011
Source: eVestment and AllianceBernstein

Retail Flows

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
8.6
7.3
6.7
8.2
8.5
(0.9)
(3.2)
(6.0)
(0.8)
(2.0)
(9.5)
(10.5)
(12.7)
(9.0)
(10.5)
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11

Retail Sales Momentum…

Growth in Gross Sales



$10
$8
$6
$4
$2
$0
+3%
+5%
Q4 2010
Q1 2011
Q2 2011
Total
Fixed Income
Value
Growth
Index

Strength in Gross Mutual Fund Sales and Net Flows



$10
$5
$0
($5)
Gross Sales
Net Flows
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211

Fixed Income Franchise Continues to Grow



AUM = $54 Billion
AUM = $29 Billion
Gross Sales
Net Flows
$8
$4
$0
($4)
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211

*As of June 30, 2011

DAA Gaining Traction



AUM
$600
$400
$200
$0
Gross Sales
January
Transamerica
May
Met Life
Ohio National
Sun Life
September
AXA
Jan-11
Feb
Mar
Apr
May
June

Excludes DAA overlay in 529 Collegebound and Retirement Strategies

Driven by Top Performing New and Legacy Products

New Retail Product Launches '08 – 2Q11



'09- 2Q 11:
47 New Products
US $11.4 Billion in New Assets
1
10
19
18
2008
2009
2010
2011 YTD

Outperformance of New Products

Fund	Performance (1-Year)*	vs. Peer Avg
US Strategic Research	36.8%	1.4%
Real Asset Strategy	35.5%	16.0%
Euro High Yield	14.1%	3.2%
Bond Inflation Strategy	8.0%	1.0%
Municipal Bond Inflation	5.4%	1.8%
High Income Muni	4.0%	1.0%

Top Performing Products...

Product	Performance (1-Year)*	vs. Peer Average
Small Mid Cap Growth	59.9%	18.7%
Small Cap Growth	56.1%	12.4%
Equity Income	35.3%	5.5%
Large Cap Growth	33.4%	0.7%
Small Mid Cap Value	33.2%	1.2%
High Income	16.2%	1.2%

*As of June 30, 2011

Are Seeing Increased Sales [1]



+40%
+36%
1H10 - 2H10
2H10 - 1H11

(1) Aggregate sales growth of top performing products listed at left.

Private Client Flows

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
2.1
1.6
1.9
2.3
1.5
(0.1)
(0.5)
(0.9)
(0.7)
(2.6)
(2.2)
(2.1)
(2.8)
(3.0)
(4.1)
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11

Product Success and Fee Stability

DAA AUM: Over $24 Billion**



Assets w / DAA Overlay* (Left)
Client relationships in DAA (Right)
USD Millions
30,000
25,000
20,000
15,000
10,000
5,000
0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Feb-10
Mar
Jun
Sept
Dec
March
Jun-11

**Represents total assets with DAA Overlay. DAA Overlay averages 30% of the total account value.

Private Client Fee Realization Rate



Private Client
Firmwide
87.1
84.9
85.5
87.6
86.1
43.1
42.6
42.6
42.4
42.5
2Q10
3Q10
4Q10
1Q11
2Q11

Bernstein Research Services

BRS Revenues were Challenged…

$MM

% Change
2Q11/2Q10: (8)%
2Q11/1Q11: (10)%


117
119
108
2Q10
1Q11
2Q11

…In an Environment of Declining Market Volumes

Aggregate NYSE & Nasdaq Shares Traded (B)*

% Change
2Q11/2Q10: (30)%
2Q11/1Q11: (9)%


535
408
372
2Q10
1Q11
2Q11

*Composite trading volumes. Source: ThomsonOne.

European Research Recognition

- Strength of European research product was recognized by clients in two surveys:
  - Bernstein ranked top five in nine sectors in ThomsonReuter's Extel survey, including five #1 rankings
  - Leading independent annual survey of European institutional investors rated Bernstein #1 across several key metrics of research quality
  - Europe Food & Household Products analyst ranked #1 for 5th consecutive year

Asia Pacific Build-out Continues

- Additional analyst hires in Asia
- Expect critical mass of published analysts by end-2012
- Supporting sales hires in London and New York



Edward J. Farrell

Interim Chief Financial Officer & Controller

Financial Highlights: Second Quarter 2011



Adjusted EPU
35¢
41¢
2Q:11
1Q:11
35¢
37¢
2Q:11
2Q:10
Adjusted Revenue/ Expense Trends
Adjusted Revenues
(3)%
(1)%
Adjusted Expenses
% Change Q2 vs. Q1
(1)%
1%
% Change Q211 vs. Q210
Adjusted Operating Margins
19.7%
21.9%
2Q:11
1Q:11
19.7%
20.9%
2Q:11
2Q:10
Share Repurchases ($ Millions)
51.0
49.8
2Q:11
1Q:11
51.0
62.2
2Q:11
2Q:10

Please refer to pages 48-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2011 Income Statement

- Operating income down 16% sequentially and up 7% versus 2Q10
- GAAP EPU of 34 cents, down 8 cents from the prior quarter and up 3 cents from the prior year quarter
- Adjusted EPU of 35 cents, down 6 cents sequentially and 2 cents from 2Q10

In US Dollar Millions (except EPU)	2Q 2011	1Q 2011	% Δ	2Q 2010	% Δ
Net Revenues	$ 728	$ 755	(4%)	$ 688	6%
Operating Expenses	612	617	(1%)	580	5%
Operating Income	116	138	(16%)	108	7%
Net Income Attributable to AB Unitholders	114	136	(16%)	106	8%
AB Holding GAAP Diluted Net Income per Unit	**$0.34**	**$0.42**	**(19%)**	**$0.31**	**10%**
AB Holding Adjusted Diluted Net Income Per Unit	**$0.35**	**$0.41**	**(15%)**	**$0.37**	**(5%)**

Please refer to pages 48-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
Percentages are calculated using expenses rounded to the nearest thousand.

Second Quarter 2011 Revenues

- Bernstein Research down versus both prior periods, due to lower market volumes
- Current quarter deferred compensation losses versus prior quarter gains and lower losses versus the prior year quarter

Revenues (in US dollar millions)	**2Q 2011**	**1Q 2011**	**% Δ**	**2Q 2010**	**% Δ**
Base Fees	$ 505	$ 510	(1%)	$ 510	(1%)
Performance Fees	4	5	(27%)	3	27%
Bernstein Research	108	119	(10%)	117	(8%)
Distribution	92	89	4%	83	11%
Investment Gains (Losses)	(14)	1	n/m	(57)	(76%)
Other Revenues	34	32	7%	33	4%
Total Revenues	**729**	**756**	**(4%)**	**689**	**6%**
Less: Interest Expense	1	1	(34%)	1	(46%)
GAAP Net Revenues	**728**	**755**	**(4%)**	**688**	**6%**
Investment (Gains) Losses[1]	7	(2)	n/m	45	(84%)
Distribution and Servicing Costs	(98)	(94)	5%	(90)	9%
Adjusted Net Revenues	**$ 637**	**$ 659**	**(3%)**	**$ 643**	**(1%)**

[1] Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund attributable to non-controlling interests

Please refer to pages 48-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results.

Percentages are calculated using revenues and expenses rounded to the nearest thousand.

Second Quarter 2011 Operating Expenses

- Incentive compensation dropped 8% sequentially, partially due to lower MTM vesting on prior years' deferred compensation awards
- Promotion & Servicing higher versus both prior periods due to increases in trade & execution costs, distribution costs and higher T&E associated with client-facing activity
- G&A down 1% sequentially, as lower technology costs were partially offset by increased professional fees

Operating Expenses (in US dollar millions)	**2Q 2011**	**1Q 2011**	**% Δ**	**2Q 2010**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 117	$ 118	(1%)	$ 110	6%
Incentive Compensation	122	132	(8%)	119	3%
Commissions, Fringes & Other	88	89	(2%)	84	4%
Total Compensation & Benefits	**327**	**339**	**(4%)**	**313**	**4%**
Promotion & Servicing	148	138	7%	133	11%
General & Administrative	132	133	(1%)	129	2%
Other	5	7	(3%)	5	2%
Total GAAP Operating Expenses	**612**	**617**	**(1%)**	**580**	**5%**
Deferred Compensation Expenses	(2)	(8)	(75%)	18	n/m
Distribution-Related Expenses	(98)	(94)	5%	(90)	9%
Total Adjusted Operating Expenses	**$ 512**	**$ 515**	**(1%)**	**$ 508**	**1%**

(1) Please refer to page 44 for additional information on the deferred compensation net P&L trends
Percentages are calculated using expenses rounded to the nearest thousand

Second Quarter 2011 GAAP to Adjusted Reconciliation

- GAAP Operating Income declined 16% sequentially and was up 7% versus the prior year
- GAAP & Adjusted operating margins declined versus both prior periods

	2Q 2011	1Q 2011	% Δ	2Q 2010	% Δ
AllianceBernstein L.P.					
GAAP Operating Income	**$ 116**	**$ 138**	**(16%)**	**$ 108**	**7%**
Net P&L impact of MTM of Deferred Compensation[1]	3	(2)	n/m	18	(82%)
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	7	8	(16%)	9	(28%)
Adjusted Operating Income	**$ 126**	**$ 144**	**(13%)**	**$ 135**	**(7%)**
GAAP Operating Margin (including non-controlling interests)	**16.8%**	**19.4%**		**17.0%**	
Adjusted Operating Margin	**19.7%**	**21.9%**		**20.9%**	

[1] Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances

Please refer to pages 48-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Percentages are calculated using revenues and expenses rounded to the nearest thousand

Q & A

APPENDIX

Institutional Value Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	2Q 2011	Periods Ended June 30, 2011: One Year	Three Years	Five Years	Ten Years	Benchmark
US Diversified Value	(0.7)	(1.7)	(1.6)	(2.3)	(0.6)	Russell 1000 Value
US Strategic Value	(1.9)	(4.1)	(4.9)	(5.0)	(0.1)	S&P 500
US Strategic Value	(1.3)	(2.4)	(3.8)	(3.2)	(1.3)	Russell 1000 Value
International Value	(1.7)	(2.8)	(5.2)	(3.9)	0.8	MSCI EAFE (Cap, UH, net)
International Strategic Value	(2.7)	(4.7)	(6.4)	(4.9)	1.2	MSCI EAFE (Cap, UH, net)
Global Value	(2.6)	(3.9)	(6.1)	(4.9)	0.7	MSCI World (Cap, UH, net)
Global Strategic Value	(2.9)	(3.5)	(8.2)	(6.1)	1.0	MSCI World (Cap, UH, net)
Emerging Markets Value	(2.7)	(0.9)	(1.7)	(2.0)	2.0	MSCI EM (Cap, UH, net)

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of June 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Growth Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

		Periods Ended June 30, 2011				
Service	2Q 2011	One Year	Three Years	Five Years	Ten Years	Benchmark
Global Research Growth	(2.0)	(3.7)	(7.1)	(5.0)	(2.0)	MSCI World (Cap, UH, net)
US Large Cap Growth	(3.4)	(4.8)	(3.2)	(2.3)	(1.3)	Russell 1000 Growth
Int'l Research Growth All Country	0.1	(0.8)	(5.1)	(1.2)	N/A	MSCI ACWI ex US (Cap, UH, net)
US Thematic Research	(3.9)	8.6	2.2	0.7	1.4	S&P 500 Index
US Small Cap Growth	0.6	13.3	3.5	2.2	1.2	Russell 2000 Growth
Global Large Cap Growth	(2.2)	(7.7)	(8.2)	(3.7)	(3.1)	MSCI World (Cap, UH, net)
Int'l Large Cap Growth	(2.4)	(9.9)	(8.1)	(4.1)	(2.3)	MSCI EAFE (Cap, UH, net)
Emerging Markets Growth	(0.8)	(3.2)	(4.5)	(3.0)	(0.8)	MSCI EM (Cap, UH, net)

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of June 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Blend Strategies: Relative Performance

Institutional Blend Strategies Equity Composites vs. Benchmarks

Service	2Q 2011	Periods Ended June 30, 2011 One Year	Three Years	Five Years	Ten Years	Benchmark
Global Blend Strategies	(2.2)	(4.3)	(6.7)	(5.0)	N/A	MSCI World (Cap, UH, net)
International Blend Strategies	(2.2)	(6.3)	(6.1)	(3.8)	N/A	MSCI EAFE (Cap, UH, net)
US Blend Strategies	(1.9)	(2.0)	(3.0)	(2.5)	N/A	S&P 500
Emerging Markets Blend Strategies	(1.8)	(2.6)	(3.2)	(2.7)	N/A	MSCI EM (Cap, UH, net)

Performance is preliminary.
As of June 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	2Q 2011	Periods Ended June 30, 2011: One Year	Three Years	Five Years	Ten Years	Benchmark
Corporate Bonds	(0.2)	0.6	1.2	0.5	0.3	Custom Corporate Index
Strategic Core Plus	(0.2)	2.4	1.8	0.6	0.8	Barclays US Aggregate Index
Global Plus	0.2	1.8	(0.0)	0.0	0.2	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.7	1.6	1.5	1.3	0.7	CitiGroup WGBI - Unhedged
Emerging Market Debt	0.0	2.4	2.7	1.9	3.1	JPM EMBI Global
Low Duration	(0.1)	1.3	0.6	(1.0)	(0.4)	BofA Merrill Lynch U.S. Treasury (1-3 Years)

Performance is preliminary.
As of June 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

		Periods Ended June 30, 2011			
Service	**2Q 2011**	**One Year**	**Three Years**	**Five Years**	**Ten Years**
Fully Diversified Simulation*	(0.3)	16.8	1.0	1.8	4.2
S&P 500	0.1	30.7	3.3	2.9	2.7
MSCI World Index - Net	0.5	30.5	0.5	2.3	4.0
Lipper Short/Int Blended Muni Fund Avg	2.4	2.9	3.9	3.6	3.4

Performance is preliminary.
As of June 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor's, Morgan Stanley, Lipper and AllianceBernstein

Retail Value Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	2Q 2011	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended June 30, 2011				
International Value	(1.4)	(2.2)	(5.3)	(4.0)	0.6	International Large Cap Value
Growth & Income	1.8	5.9	0.4	0.5	(1.5)	Large Cap Value
U.S. Small/Mid Cap Value	(0.8)	1.2	0.8	2.5	1.9	Small Cap Value
U.S. Value	(1.0)	(1.7)	(2.4)	(3.5)	(1.0)	Large Cap Value
Global Value	(2.7)	1.0	(5.3)	(3.9)	(1.3)	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through June 30, 2011.

Retail Growth Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	2Q 2011	Periods Ended June 30, 2011 One Year	Three Years	Five Years	Ten Years	Lipper Average
Global Growth	(1.1)	(4.1)	(6.8)	(6.0)	N/A	Global Large-Cap Growth
Global Thematic Growth	(3.5)	(0.2)	2.7	1.8	(2.2)	Global Multi-Cap Growth
International Growth	(0.2)	(1.2)	(4.1)	(1.3)	1.9	International Multi-Cap Growth
U.S. Large Cap Growth(1)	(3.0)	0.7	5.7	2.6	(0.5)	Large-Cap Growth
Emerging Markets	(0.2)	1.3	(2.7)	(2.3)	(1.9)	Equity Emerging Mkts Global
U.S. Growth(1)	(1.1)	(0.1)	0.1	(1.2)	(0.4)	Large-Cap Growth
U.S. Small/Mid Cap Growth	(0.5)	18.7	7.5	0.8	1.0	Mid Cap Growth

(1) Performance figures other than 2Q11 and One Year positively affected by class action settlement proceeds
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through June 30, 2011.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	2Q 2011	Periods Ended June 30, 2011: One Year	Three Years	Five Years	Ten Years	Lipper Average
Global High Yield Portfolio	(0.5)	(8.4)	3.1	1.4	(0.1)	Bond Global High Yield
American Income Portfolio	0.1	4.4	3.7	2.1	2.7	Bond USD
Global Bond	0.0	(3.4)	1.5	1.7	0.7	Global Income
High Income	0.6	1.2	4.6	4.9	6.2	High Current Yield

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through June 30, 2011.

Wealth Strategies: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	2Q 2011	Periods Ended June 30, 2011 One Year	Three Years	Five Years	Ten Years	Lipper Average
Conservative Wealth	(0.8)	(0.7)	(1.0)	(0.6)	N/A	Mixed-Asset Target Alloc Consv
Balanced Wealth	(1.2)	2.5	(0.5)	(0.5)	N/A	Mixed-Asset Target Alloc Moderate
Wealth Appreciation	(2.0)	1.0	(2.4)	(1.4)	N/A	Global Multi-Cap Core

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through June 30, 2011.

Three Months Ended 6/30/11: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$149.1**	**$117.7**	**$266.8**	**$85.5**	**$45.5**	**$131.0**	**$77.6**	**$1.9**	**$79.5**	**$312.2**	**$165.1**	**$477.3**
Sales/New Accounts	1.8	1.9	3.7	2.6	5.9	8.5	1.5	-	1.5	5.9	7.8	13.7
Redemptions/Terminations	(6.4)	(8.9)	(15.3)	(4.7)	(3.9)	(8.6)	(1.4)	-	(1.4)	(12.5)	(12.8)	(25.3)
Net Cash Flows	(1.9)	(1.4)	(3.3)	(1.2)	(0.7)	(1.9)	(2.5)	(0.2)	(2.7)	(5.6)	(2.3)	(7.9)
Net Flows	**(6.5)**	**(8.4)**	**(14.9)**	**(3.3)**	**1.3**	**(2.0)**	**(2.4)**	**(0.2)**	**(2.6)**	**(12.2)**	**(7.3)**	**(19.5)**
Acquisition	0.4	0.7	1.1	-	-	-	0.1	-	0.1	0.5	0.7	1.2
Investment Performance	**(1.5)**	**3.0**	**1.5**	**-**	**0.4**	**0.4**	**0.1**	**-**	**0.1**	**(1.4)**	**3.4**	**2.0**
End of Period	**$141.5**	**$113.0**	**$254.5**	**$82.2**	**$47.2**	**$129.4**	**$75.4**	**$1.7**	**$77.1**	**$299.1**	**$161.9**	**$461.0**

Three Months Ended 6/30/11: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$86.4**	**$51.0**	**$137.4**	**$52.9**	**$18.5**	**$71.4**	**$117.8**	**$92.2**	**$210.0**	**$55.1**	**$3.4**	**$58.5**	**$312.2**	**$165.1**	**$477.3**
Sales/New Accounts	0.9	0.5	1.4	0.7	0.5	1.2	1.8	6.2	8.0	2.5	0.6	3.1	5.9	7.8	13.7
Redemptions/Terminations	(6.0)	(5.9)	(11.9)	(4.8)	(3.1)	(7.9)	(1.5)	(3.8)	(5.3)	(0.2)	-	(0.2)	(12.5)	(12.8)	(25.3)
Net Cash Flows	(2.6)	(1.5)	(4.1)	(1.4)	(0.8)	(2.2)	(1.1)	(0.1)	(1.2)	(0.5)	0.1	(0.4)	(5.6)	(2.3)	(7.9)
Net Flows	**(7.7)**	**(6.9)**	**(14.6)**	**(5.5)**	**(3.4)**	**(8.9)**	**(0.8)**	**2.3**	**1.5**	**1.8**	**0.7**	**2.5**	**(12.2)**	**(7.3)**	**(19.5)**
Acquisition	-	-	-	0.5	0.7	1.2	-	-	-	-	-	-	0.5	0.7	1.2
Investment Performance	**(0.9)**	**(0.5)**	**(1.4)**	**(0.9)**	**(0.2)**	**(1.1)**	**0.2**	**4.1**	**4.3**	**0.2**	**-**	**0.2**	**(1.4)**	**3.4**	**2.0**
End of Period[2]	**$77.8**	**$43.6**	**$121.4**	**$47.0**	**$15.6**	**$62.6**	**$117.2**	**$98.6**	**$215.8**	**$57.1**	**$4.1**	**$61.2**	**$299.1**	**$161.9**	**$461.0**

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) Approximately $61 billion in Blend Strategies AUM are reported in their respective services.

AUM by Region

In US $ Billions
As of June 30, 2011

Institutions



Eur. ex-UK 6%
Other 9%
US 56%
Australia 6%
UK 5%
N.A. ex-US 7%
Japan 11%

$254.5

Retail



Other 3%
Europe 7%
Asia Pac 26%
US 64%

$129.4

Private Client



Non-US 2%
US 98%

$77.1

Second Quarter 2011 Advisory Fees

In US Dollars

	2Q 2011	1Q 2011	% Δ	2Q 2010	% Δ
Ending AUM ($ Billions)	**$461**	**$477**	**(3%)**	**$448**	**3%**
Average AUM ($ Billions)	**$474**	**$481**	**(1%)**	**$472**	**0%**
By Fee Type ($ Millions):					
Base Fees	$505	$510	(1%)	$510	(1%)
Performance Fees	4	5	(27%)	3	27%
Total	**$509**	**$515**	**(1%)**	**$513**	**(1%)**
Base Fees By Channel ($ Millions):					
Institutions	$162	$173	(7%)	$186	(13%)
Retail	171	166	3%	158	8%
Private Client	172	171	0%	166	3%
Total	**$505**	**$510**	**(1%)**	**$510**	**(1%)**

(1) Previously reported assets under management for June 30, 2010 have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand

Six-Quarter Deferred Compensation Net P&L Trend

In US $ Millions

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	2Q 2011
Revenues						
Investment Gains (Losses)	$11	($37)	$36	$17	$10	($2)
Dividends	1	-	1	4	-	1
Total Revenues	**$12**	**($37)**	**$37**	**$21**	**$10**	**($1)**
Expenses						
Amortization of Original Awards	$31	$31	$27	$31	$19	$18
Amortization of MTM - Prior Periods	(4)	(3)	(5)	(2)	2	2
Amortization of MTM - Current Quarter	4	(16)	19	9	5	(1)
% of Investment Gains (Losses)	*36%*	*43%*	*53%*	*53%*	*50%*	*50%*
Dividends	1	-	1	4	-	-
Sub-Total of Mutual Fund Expenses	**32**	**12**	**42**	**42**	**26**	**19**
Amortization of AB Units	23	24	23	34	40	38
Other	3	3	3	1	3	3
Total Expenses	**$58**	**$39**	**$68**	**$77**	**$69**	**$60**
Net MTM Impact - Gain (Loss)	**$11**	**($18)**	**$22**	**$10**	**$3**	**($3)**

Consolidated Balance Sheet

In US $ Millions

Assets	Jun 30, 2011	Dec 31, 2010
Cash and cash equivalents	$ 383	$ 650
Cash and securities, segregated	1,015	1,110
Receivables, net	1,321	1,389
Investments:		
Deferred compensation - related	253	299
Other	670	458
Goodwill	2,945	2,939
Intangible assets, net	200	206
Deferred sales commissions, net	68	76
Other (incl. furniture & equipment, net)	458	452
Total Assets	**$ 7,313**	**$ 7,579**

Liabilities and Capital	Jun 30, 2011	Dec 31, 2010
Liabilities:		
Payables	$ 1,722	$ 2,099
Accounts payable and accrued expenses	414	423
Accrued compensation and benefits	418	339
Debt	330	225
Total Liabilities	**2,884**	**3,086**
Partners' capital attributable to AllianceBernstein Unitholders	4,355	4,369
Non-controlling interests in consolidated entities	74	124
Total Capital	**4,429**	**4,493**
Total Liabilities and Capital	**$ 7,313**	**$ 7,579**

Consolidated Statement of Cash Flows

In US $ Millions

		Six Months Ended	
		Jun 30, 2011	Jun 30, 2010
Net Income		$ 236	$ 228
Non-cash items:	Amortization of deferred sales commissions	20	24
	Amortization of non-cash deferred compensation	84	53
	Depreciation and other amortization	42	41
	Unrealized (gains) losses on deferred compensation-related investments	(12)	13
	Unrealized loss on consolidated venture capital fund	15	29
	Real estate asset write-off charges	-	5
	Other	4	8
Changes in assets and liabilities		(345)	270
Net cash provided by operating activities		**44**	**671**
Proceeds (purchases) of investments, net		3	-
Additions to furniture, equipment and leaseholds, net		(12)	(4)
Purchase of businesses		(27)	-
Net cash used in investing activities		**(36)**	**(4)**
Issuance (repayment) of commercial paper		90	(170)
Proceeds from bank loans, net		15	-
(Decrease) in overdrafts payable		(14)	-
Distributions to General Partner and Unitholders		(271)	(342)
Purchases of Holding Units to fund deferred compensation awards, net		(101)	(86)
Purchase of AllianceBernstein L.P. Units		(4)	-
Other		-	9
Net cash used in financing activities		**(285)**	**(589)**
Effect of exchange rate changes on cash and cash equivalents		10	(22)
Net (decrease) increase in cash and cash equivalents		(267)	56
Cash and cash equivalents at the beginning of period		650	614
Cash and cash equivalents at the end of period		**$ 383**	**$ 670**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	2Q 2011	1Q 2011	% Δ	2Q 2010	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$114	$136	(16%)	$106	8%
Weighted Average Equity Ownership Interest	37.4%	37.4%		36.7%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$43	$51	(16%)	$39	10%
Income Taxes	7	7	(2%)	7	1%
Net Income	**$36**	**$44**	**(19%)**	**$32**	**12%**
Diluted Net Income Per Unit, GAAP basis	**$0.34**	**$0.42**	**(19%)**	**$0.31**	**10%**
Distributions Per Unit	**$0.34**	**$0.42**	**(19%)**	**$0.31**	**10%**
Adjusted Diluted Net Income Per Unit	**$0.35**	**$0.41**	**(15%)**	**$0.37**	**(5%)**

Please refer to pages 48-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands	Three Months Ended 6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Net Revenues, GAAP basis	**$ 727,994**	**$ 755,390**	**$ 777,561**	**$ 757,567**	**$ 688,343**	**$ 725,086**
Exclude:						
Deferred compensation-related investment losses (gains)	1,588	(9,740)	(16,677)	(36,013)	36,797	(11,159)
Deferred compensation-related dividends and interest	(524)	(632)	(3,963)	(830)	(920)	(800)
90% of consolidated venture capital fund investment losses (gains)	6,302	8,054	(7,570)	(2,056)	9,304	16,849
Distribution-related payments	(78,557)	(74,756)	(76,411)	(72,501)	(71,015)	(66,750)
Amortization of deferred sales commissions	(9,871)	(10,326)	(11,349)	(11,780)	(12,147)	(12,121)
Pass-through fees & expenses	(9,987)	(8,624)	(9,762)	(8,933)	(7,274)	(6,714)
Adjusted Net Revenues	**$ 636,945**	**$ 659,366**	**$ 651,829**	**$ 625,454**	**$ 643,088**	**$ 644,391**
Operating Income, GAAP basis	**$ 115,626**	**$ 138,435**	**$ 153,751**	**$ 57,480**	**$ 107,649**	**$ 139,982**
Exclude:						
Deferred compensation-related investment losses (gains)	1,588	(9,740)	(16,677)	(36,013)	36,797	(11,159)
Deferred compensation-related dividends and interest	(524)	(632)	(3,963)	(830)	(920)	(800)
Deferred compensation-related mark-to-market vesting expense (credit)	908	6,894	7,358	14,158	(19,082)	357
Deferred compensation-related dividends and interest expense	1,196	1,480	6,317	731	810	682
Net impact of deferred compensation-related investments	3,168	(1,998)	(6,965)	(21,954)	17,605	(10,920)
Real estate charges	18	18	116	89,598	-	11,983
Net loss (income) of consolidated entities attributable to non-controlling interests	6,756	8,046	(7,873)	(2,919)	9,339	16,773
Adjusted Operating Income	**$ 125,568**	**$ 144,501**	**$ 139,029**	**$ 122,205**	**$ 134,593**	**$ 157,818**
Operating Margin, GAAP basis excl. non-controlling interests	**16.8%**	**19.4%**	**18.8%**	**7.2%**	**17.0%**	**21.6%**
Adjusted Operating Margin	**19.7%**	**21.9%**	**21.3%**	**19.5%**	**20.9%**	**24.5%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per unit amounts	Three Months Ended 6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Diluted Net Income, GAAP basis	**$ 35,653**	**$ 43,923**	**$ 43,289**	**$ 12,384**	**$ 32,256**	**$ 47,858**
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	1,162	(722)	(2,451)	24,190	6,290	378
Adjusted Diluted Net Income	**$ 36,815**	**$ 43,201**	**$ 40,838**	**$ 36,574**	**$ 38,546**	**$ 48,236**
Diluted Net Income per Unit, GAAP basis	**$ 0.34**	**$ 0.42**	**$ 0.42**	**$ 0.12**	**$ 0.31**	**$ 0.46**
Impact of AllianceBernstein L.P. non-GAAP adjustments	0.01	(0.01)	(0.02)	0.24	0.06	0.01
Adjusted Diluted Net Income per Unit	**$ 0.35**	**$ 0.41**	**$ 0.40**	**$ 0.36**	**$ 0.37**	**$ 0.47**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We incur additional pass-through expenses (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate charges, and (3) excluding the net loss or income of consolidated entities attributable to non-controlling interests.

(1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments.

(2) Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

(3) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

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